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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  JULY 8, 2005
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                              EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-10346                  77-0226211
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure contained in Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure contained in Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On July 8, 2005, XCEL Power Systems, Ltd. ("XPS") and Pascall Electronics Limited ("Pascall"), which are two of Emrise Corporation's United Kingdom-based subsidiaries, obtained a credit facility with Lloyds TSB Commercial Finance Limited ("Lloyds"). At the same time, the credit facility of Venture Finance PLC was terminated, and all debt to Venture Finance PLC, which totaled approximately $800,000, was paid off.

         The Lloyds facility provides a revolving loan secured by receivables, with a maximum availability of 2,100,000 British pounds sterling (approximately U.S. $3,822,000 based on the exchange rate in effect on June 30, 2005). The annual interest rate on the revolving loan is 1.5% above the Lloyds TSB rate. The Lloyds TSB rate was 4.75% at July 8, 2005. This credit facility covers a period of 24 months. The financial covenants include a 50% cap on combined export gross sales of XPS and Pascall and debt turns of less than 65 days, and the funding balance is capped at 125% of XPS and Pascall combined gross sales.

         In addition to the revolving loan, Lloyds has also indicated it is willing to provide an unsecured cashflow loan of $546,000 and a $273,000 term loan that will be secured by equipment and amortized over 36 months. The cashflow and term loan portions of the facility are being processed and are expected to close in the near future.


                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005

                                  EMRISE CORPORATION

                                  By: /s/ RANDOLPH D. FOOTE
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                                      Randolph D. Foote, Chief Financial Officer


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